                                                                 Exhibit 10.24.1

Silicon Valley Bank

                                  Schedule to
                          Loan and Security Agreement

Borrower:   Intek Information, Inc.
Address:    370 17th Street, Suite 3950
            Denver, Colorado 80202

Date:       June 10, 1999

This Schedule forms an integral part of the Loan and Security Agreement between Silicon Valley Bank and the above-borrower of even date.

================================================================================

1.  CREDIT LIMIT
    (Section 1.1):              An amount not to exceed the lesser of: (i)
                                $5,000,000 at any one time outstanding (the
                                "Maximum Credit Limit"); or (ii) 80% of the amount of Borrower's Eligible Receivables (as defined in Section 8 above).

    Letter of Credit Sublimit
    (Section 1.5):              $500,000

================================================================================

2.  INTEREST.

    Interest Rate (Section 1.2):

                                A rate equal to the "Prime Rate" in effect from time to time, plus 1.50% per annum. Interest shall be calculated on the basis of a 360day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it. is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

    Minimum Monthly Interest
    (Section 1.2):              N/A.

================================================================================

3.  FEES (Section 1-4):

    Loan Fee:                   $25,000, payable concurrently herewith.

      Silicon Valley Bank                Schedule to Loan and Security Agreement
      --------------------------------------------------------------------------

   Collateral Monitoring
   Fee: $1,000 per calendar month, payable in arrears (prorated for any partial calendar month at the beginning and at termination of this Agreement).

   Unused Line Fee.         In the event, in any calendar month (or portion
                            thereof at the beginning and end of the term hereof), the average daily principal balance of the Loans outstanding during the month is less than the amount of the Maximum Credit, Borrower shall pay
                            Silicon an unused line fee in an amount equal to 0.
                            125% per annum on the difference between the amount of the Maximum Credit and the average daily principal balance of the Loans outstanding during the month, which unused line fee shall be computed and paid monthly, in arrears, on the first day of the following month.

================================================================================

4. MATURITY DATE
   (Section 6. 1):          Two years from the date of this Agreement.

================================================================================

5. FINANCIAL COVENANTS
   (Section 5. 1):          Borrower shall comply with the following
                            covenant(s). Compliance shall be determined as of the end of each month, except as otherwise specifically provided below:

   Minimum Tangible
   Net Worth:               Borrower shall maintain a Tangible Net Worth of not
                            less than $8,000,000.

   Definitions.             For purposes of the foregoing financial covenant(s),
                            the following terms shall have the following meanings:

                            "Liabilities" shall have the meaning ascribed thereto by generally accepted accounting principles.

                            "Tangible Net Worth" shall mean the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, with the following adjustments:

                              (A) there shall be excluded from assets: (i) notes, accounts receivable and other obligations owing to the Borrower from its officers or other Affiliates, and (ii) all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, capitalized software and organizational costs, licenses and franchises; and

                              (B) there shall be excluded from liabilities: all indebtedness which is subordinated to the Obligations under a subordination agreement in form specified by Silicon or by language in the instrument evidencing the indebtedness which is acceptable to Silicon in its discretion.

  Silicon Valley Bank                    Schedule to Loan and Security Agreement
  ------------------------------------------------------------------------------

6.  REPORTING.
    (Section 5.3):

                        Borrower shall provide Silicon with the following:

                        1. Transaction reports, schedules and assignments of all
                           Receivables, and schedules of collections, all on Silicon's standard forms, by Tuesday of each week (with respect to the preceding week), and at any time that any Loans are requested hereunder.

                        2. Monthly Receivable agings, aged by invoice date,
                           within fifteen days after the end of each month.

                        3. Monthly accounts payable agings, aged by invoice
                           date, and outstanding or held check registers, if any, within fifteen days after the end of each month.

                        4. Monthly reconciliations of Receivable agings (aged by
                           invoice date), transaction reports, and general ledger, within fifteen days after the end of each month.

                        5. Monthly perpetual inventory reports for the Inventory
                           valued on a first-in, first-out basis at the lower of cost or market (in accordance with generally accepted accounting principles) or such other inventory reports as are reasonably requested by Silicon, all within fifteen days after the end of each month.

                        6. Monthly unaudited financial statements, as soon as
                           available, and in any event within thirty days after the end of each month.

                        7. Monthly Compliance Certificates, within thirty days
                           after the end of each month, in such form as Silicon shall reasonably specify, signed by the Chief Financial Officer of Borrower, certifying that as of the end of such month Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement and such other information as Silicon shall reasonably request, including, without limitation, a statement that at the end of such month there were no held checks.

                        8. Quarterly unaudited financial statements, as soon as
                           available, and in any event within forty-five days after the end of each fiscal quarter of Borrower.

                        9. Annual operating budgets (including income
                           statements, balance sheets and cash flow statements, by month) for the upcoming fiscal year of Borrower within thirty days prior to the end of each fiscal year of Borrower.

                       10. Annual financial statements, as soon as available,
                           and in any event within 120 days following the end of Borrower's fiscal year, certified by independent certified public accountants acceptable to Silicon.

================================================================================

7.  COMPENSATION
    (Section 5.5):

  Silicon Valley Bank                    Schedule to Loan and Security Agreement
  ------------------------------------------------------------------------------


================================================================================

8. BORROWER INFORMATION:

      Prior Names of
      Borrower
      (Section 3.2):               None

      Prior Trade
      Names of Borrower
      (Section 3.2):               None

      Existing Trade
      Names of Borrower
      (Section 3.2):               Intek; Intek Teleservices.

      Other Locations and
      Addresses (Section 3.3):     See Representations and Warranties of
                                   Borrower dated March 4, 1999 (the
                                   "Representations and Warranties").

      Material Adverse
      Litigation (Section 3.10):   Borrower has filed a lawsuit against Davox
                                   Corporation in Denver District Court
                                   regarding the breach of contract of Davox in the provision of certain software, equipment and services. Davox countersued, and the action is currently pending. Borrower believes that if it successful, Borrower may recover up to $500,000 from Davox, and if Davox is successful, Borrower may owe up to $500,000 to Davox.

================================================================================

9. OTHER COVENANTS
      (Section 5. 1):              Borrower shall at all times comply with the
                                   following additional covenant(s):

                                   (1) Banking Relationship. Borrower shall at
                                       all times maintain its primary banking
                                       relationship with Silicon.

                                   (2) Subsidiaries. Borrower hereby
                                       represents and warrants that:

                                       (a) the Spider Subsidiary (as defined in
                                           Section 2.1 of this Agreement") and
                                           the Regulated Subsidiaries (as
                                           defined in Section 5.5 of this
                                           Agreement) constitute all
                                           subsidiaries of the Borrower; and

                                       (b) each of the Regulated Subsidiaries is
                                           subject to statutory net worth
                                           requirements, pursuant to state or
                                           federal law, which requirements would
                                           require the assets of the Regulated
                                           Subsidiaries to be increased, in
                                           respect of the amount of any
                                           obligations guaranteed by the
                                           Regulated Subsidiaries, except that
                                           to the extent that the states in
                                           which Intek Insurance, Inc., holds
                                           insurance agent licenses do not have
                                           minimum net

   Silicon Valley Bank                   Schedule to Loan and Security Agreement
   -----------------------------------------------------------------------------

                                   worth requirements, but do have financial information submission requirements, such guarantee by Intek Insurance, Inc., would likely have a material adverse effect on the regulatory standing of Intek Insurance, Inc.


                               (3) Landlord Agreements. Within 90 days following
                                   the execution of this Agreement, Borrower shall use its best efforts to cause its landlords, with respect to each of the locations set forth in the Representations and Warranties at which Borrower or its subsidiaries maintain any assets, to execute a Landlord Agreement on Silicon's standard form, and Borrower shall cause said Landlord Agreement to continue in full force and effect at all times during the term of this Agreement.

Borrower:                                        Silicon:

  INTEK INFORMATION. INC.                        SILICON VALLEY BANK

By _______________________________               By ___________________________
    President or Vice President
                                                 Title ________________________

By _______________________________
   Secretary or Ass't Secretary

                        --------------------------------------------------------
SILICON VALLEY BANK



Certified Resolution and Incumbency Certificate

Borrower.      Intek Information, Inc.,
               a corporation organized under the
               laws of the State of Delaware

Date:          June 2, 1999

I, the undersigned, Secretary or Assistant Secretary of the above-named borrower, a corporation organized under the laws of the state set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

   RESOLVED, that this corporation borrow from Silicon Valley Bank ("Silicon"), from time to time, such sum or sums of money as, in the judgment of the officer or officers hereinafter authorized hereby, this corporation may require.

   RESOLVED FURTHER, that any officer of this corporation be, and he or she is hereby authorized, directed and empowered, in the name of this corporation, to execute and deliver to Silicon, and Silicon is requested to accept, the loan agreements, security agreements, notes, financing statements, and other documents and instruments providing for such loans and evidencing and/or securing such loans, with interest thereon, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said loan agreements, security agreements, and other documents and instruments.

   RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, directed and empowered, as security for any and all indebtedness of this corporation to Silicon, whether arising pursuant to this resolution or otherwise, to grant, transfer, pledge, mortgage, assign, or otherwise hypothecate to Silicon, or deed in trust for its benefit, any property of any and every kind, belonging to this corporation, including, but not limited to, any and all real property, accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods, and other property of every kind, and to execute and deliver to Silicon any and all grants, transfers, trust receipts, loan or credit agreements, pledge agreements, mortgages, deeds of trust, financing statements, security agreements and other hypothecation agreements, which said instruments and the note or notes and other instruments referred to in the preceding paragraph may contain such provisions, covenants, recitals and agreements as Silicon may require and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

   RESOLVED FURTHER, that Silicon may conclusively rely upon a certified copy of these resolutions and a certificate of the Secretary or Ass't Secretary of this corporation as to the officers of this corporation and their offices and signatures, and continue to conclusively rely on such certified copy of these resolutions and said certificate for all past, present and future transactions until written notice of any change hereto or thereto is given to Silicon by this corporation by certified mail, return receipt requested.

  Silicon Valley Bank            Certified Resolution and Incumbency Certificate
  ------------------------------------------------------------------------------

  The undersigned further hereby certifies that the following persons are the duly elected and acting officers of the corporation named above as borrower and that the following are their actual signatures:

NAMES                   OFFICE(S)                     ACTUAL SIGNATURES

Patrick O'Neal         Exec. VP & Managing Director
---------------------  -----------------------------  --------------------------

---------------------  -----------------------------  --------------------------

---------------------  -----------------------------  --------------------------

  IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary or Assistant Secretary on the date set forth above.


                                      Secretary or Assistant Secretary
                                      --------------------------------

Silicon Valley Bank

                          NOTICE OF SECURITY INTEREST

                                 June 2, 1999

Certified Mail, Return Receipt Requested

Key Bank of Colorado
5950 Willow Drive
Englewood, Colorado 80111

     Re: INTEK INFORMATION, INC.

Ladies and Gentlemen:

     Notice is hereby given that your above-named customer has granted a security interest in all of its present and future deposit accounts maintained with your institution, general and special, and of every other kind, to Silicon Valley Bank, 3003 Tasman Drive, Santa Clara, California 95054.

     Please contact the undersigned at 408-654-1070, if you have any questions about this matter.



                                     Sincerely yours,

                                     Silicon Valley Bank


                                     By    /s/ Milad I. Hanna
                                          -------------------------------

                                     Title  Vice President
                                          -------------------------------

INTEK INFORMATION. INC.

By    /s/ illegible
     -------------------------------

Title  Managing Director
     -------------------------------

RECORDING REQUESTED BY
AND WHEN RECORDED, MAIL TO:

Michael Mergenthaler, Esq.
Levy, Small & Lallas
815 Moraga Drive
Los Angeles, California 90049

--------------------------------------------------------------------------------


                              LANDLORD AGREEMENT

     THIS LANDLORD AGREEMENT is made by BROOKFIELD REPUBLIC, INC. ("Owner") whose address is ________________________ in favor of SILICON VALLEY - BANK ("Lender") with an address at 3003 Tasman Drive, Santa Clara, California 95054, and affects the real property described on Exhibit "A" hereto, commonly known as 370 17th STREET, SUITES 2200, 2300 AND 3950, DENVER, COLORADO 80202 (the "Real Property" or the "Premises") in connection with the Lender entering into a Loan and Security Agreement and other agreements related thereto (hereinafter collectively referred to as the "Agreements") with INTEK INFORMATION, INC. (jointly and severally "Borrower"), which Agreements, among other things, were given by Borrower to Lender for the purpose of securing the repayment of all obligations and the performance of all duties now or hereafter owing by Borrower to Lender, of every kind and description (collectively the "Obligations"). This Waiver does not amend any of the terms of the Agreements and reference is made to the Agreements for further information as to their terms.

     Pursuant to the Agreements, Lender has loaned or may hereafter loan monies to Borrower secured by, among other collateral, Borrower's now-owned and hereafter acquired goods, merchandise, inventory, equipment, furniture, furnishings, fixtures, trade fixtures, machinery and tools, together with all additions, substitutions, replacements, and improvements to the same (hereinafter referred to as "Goods"), which Goods are or are to be located on and may be affixed to the Premises or improvements thereon.

     Owner agrees as follows:

     1. Goods Remain Personal Property. The Goods shall at all times be and remain personal property, and the Goods shall not be deemed a fixture or part of the Real Property. Owner disclaims any interest in the Goods and will not assert any statutory or possessory lien against any of the Goods.

     2. Notice of Default. Owner will send to Lender, at its address above, a copy of any written notice Owner sends to Borrower of a default by Borrower in the lease obligations of Borrower to Owner, at the same time as it sends such notice to Borrower, and Owner will allow Lender, at Lender's option, thirty (30) days from Lender's receipt of such notice in which to cure or request Borrower to cure such default or to take possession of the Premises in accordance with paragraph 3 below.

     3. License to Lender. Owner grants Lender a license, as set forth below, to enter into possession of the Premises to do any or all of the following with respect to the Goods: assemble them, have them appraised, display them, sever them, remove them, maintain them, prepare them for sale or lease, repair them, lease them, and transfer and/or sell them at one or more public auctions or private sales. Lender shall have the foregoing rights for a period of up to ninety (90) days (at Lender's discretion), following Lender obtaining possession of the Premises either by Borrower or Owner placing Lender in possession of the Premises or abandonment of the Premises by Borrower to Lender or otherwise, but in no event shall Lender be under any obligation to take possession of the Premises. Any extensions of the foregoing period shall be with the written consent of Owner. Lender shall repair, at its cost, any damage to the Premises caused by the Lender or its agents. Owner further grants Lender a license to enter the Premises at any time to inspect the Goods.

     4. Rent Payable By Lender. If the rent payable from the Borrower to the Owner has not been paid for a period during which Lender is in actual physical possession of the Premises pursuant to Paragraph 3 above, then Owner may condition Lender's right to take or keep possession of the Premises upon Lender agreeing, in writing, to pay such rent which was payable by Owner (prorated on a daily basis) for the actual number of days Lender is in physical possession of the Premises, up to 90 days (or such longer period as may be agreed to in writing between Owner and Lender). In the event Lender is only in possession of a portion of the Premises, the rent payable by Lender shall be prorated based on the proportion that the portion of the Premises occupied by the Lender bears to the total Premises. No agreement by Lender to pay such rent shall be binding on Lender unless set forth in a written agreement signed by Lender.

     5. General. This Waiver and Consent shall continue until such time as all of the Obligations have been paid and performed in full. This Waiver and Consent shall be governed and controlled by, and interpreted under, the laws of the State of California and shall inure to the benefit of, and be binding upon, the successors, heirs and assigns of Owner and Lender.

DATED: _________, 1999

                                  "Owner":

                                     BROOKFIELD REPUBLIC, INC.

                                     By
                                        ------------------------------
                                     Title
                                           ---------------------------


INTEK INFORMATION, INC.

By  /s/ illegible
   ------------------------------
Title  Managing Director
      ---------------------------


[Add Legal Description]

STATE OF ___________________)
                            )ss
COUNTY OF___________________)

      On _______________________, 19__, before me, _____________________________
__________________________________________________, Notary Public, personally appeared ____________________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                Witness my hand and official seal.

                       -----------------------------------------

                                       (Seal)

RECORDING REQUESTED BY
AND WHEN RECORDED, MAIL TO:

Michael Mergenthaler, Esq.
Levy, Small & Lallas
815 Moraga Drive
Los Angeles, California 90049
--------------------------------------------------------------------------------


                              LANDLORD AGREEMENT

     THIS LANDLORD AGREEMENT is made by LIVERMORE AIRWAY BUSINESS PARK
("Owner") whose address is _____________________________________________ in favor of SILICON VALLEY BANK ("Lender") with an address at 3003 Tasman Drive, Santa Clara, California 95054, and affects the real property described on Exhibit "A" hereto, commonly known as 396 EARHART WAY, LIVERMORE, CALIFORNIA 94550 (the "Real Property" or the "Premises") in connection with the Lender entering into a Loan and Security Agreement and other agreements related thereto (hereinafter collectively referred to as the "Agreements") with INTEK INFORMATION, INC. (jointly and severally "Borrower"), which Agreements, among other things, were given by Borrower to Lender for the purpose of securing the repayment of all obligations and the performance of all duties now or hereafter owing by Borrower to Lender, of every kind and description (collectively the "Obligations"). This Waiver does not amend any of the terms of the Agreements and reference is made to the Agreements for further information as to their terms.

     Pursuant to the Agreements, Lender has loaned or may hereafter loan monies to Borrower secured by, among other collateral, Borrower's now-owned and hereafter acquired goods, merchandise, inventory, equipment, furniture, furnishings, fixtures, trade fixtures, machinery and tools, together with all additions, substitutions, replacements, and improvements to the same (hereinafter.referred to as "Goods"), which Goods are or are to be located on and may be affixed to the Premises or improvements thereon.

     Owner agrees as follows:

     1. Goods Remain Personal Property. The Goods shall at all times be and remain personal property, and the Goods shall not be deemed a fixture or part of the Real Property. Owner disclaims any interest in the Goods and will not assert any statutory or possessory lien against any of the Goods.

     2. Notice of Default. Owner will send to Lender, at its address above, a copy of any written notice Owner sends to Borrower of a default by Borrower in the lease obligations of Borrower to Owner, at the same time as it sends such notice to Borrower, and Owner will allow Lender, at Lender's option, thirty (30) days from Lender's receipt of such notice in which to cure or request Borrower to cure such default or to take possession of the Premises in accordance with paragraph 3 below.

     3. License to Lender. owner grants Lender a license, as set forth below, to enter into possession of the Premises to do any or all of the following with respect to. the Goods: assemble them, have them appraised, display them, sever them, remove them, maintain them, prepare them for sale or lease, repair them, lease them, and transfer and/or sell them at one or more public auctions or private sales. Lender shall have the foregoing rights for a period of lip to ninety (90) days (at Lender's discretion), following Lender obtaining possession of the Premises either by Borrower or Owner placing Lender in possession of the Premises or abandonment of the Premises by Borrower to Lender or otherwise, but in no event shall Lender be under any obligation to take possession of the Premises. Any extensions of the foregoing period shall be with the written consent of Owner. Lender shall repair, at its cost, any damage to the Premises caused by the Lender or its agents. Owner further grants Lender a license to enter the Premises at any time to inspect the Goods.

     4. Rent Payable By Lender. If the rent payable from the Borrower to the Owner has not been paid for a period during which Lender is in actual physical possession of the Premises pursuant to Paragraph 3 above, then Owner may condition Lender's right to take or keep possession of the Premises upon Lender agreeing, in writing, to pay such rent. which was payable by Owner (prorated on a daily basis) for the actual number of days Lender is in physical possession of the Premises, up to 90 days (or such longer period as may be agreed to in writing between Owner and Lender). In the event Lender is only in possession of a portion of the Premises, the rent payable by Lender shall be prorated based on the proportion that the portion of the Premises occupied by the Lender bears to the total Premises. No agreement by Lender to pay such rent shall be binding on Lender unless set forth in a written agreement signed by Lender.


     5. General. This Waiver and Consent shall continue until such time as all of the Obligations have been paid and performed in full. This Waiver and Consent shall be governed and controlled by, and interpreted under, the laws of the State of California and shall inure to the benefit of, and be binding upon, the successors, heirs and assigns of Owner and Lender.

DATED: ___________, 1999


                                  "Owner":

                                     LIVERMORE AIRWAY BUSINESS PARK

                                     By
                                        ---------------------------
                                     Title
                                           ------------------------

INTEK INFORMATION, INC.

By
   ---------------------------
Title   Managing Director
      ------------------------

[Add Legal Description]

STATE OF_____________________)
                             )ss.
COUNTY OF____________________)

      On ____________________________ 199_, before me,__________________________
________________________________________________, Notary Public, personally appeared personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

      Witness my hand and official seal.


                         ----------------------------------

                                      (Seal)

RECORDING REQUESTED BY
AND WHEN RECORDED, MAIL TO:

Michael Mergenthaler, Esq.
Levy, Small & Lallas
815 Moraga Drive
Los Angeles, California 90049
--------------------------------------------------------------------------------


                              LANDLORD AGREEMENT

     THIS LANDLORD AGREEMENT is made by SOUTHLAND OFFICE ASSOCIATES, LLC ("Owner") whose address is _____________________________________________________
in favor of SILICON VALLEY BANK ("Lender") with an address at 3003 Tasman Drive, Santa Clara, California 95054, and affects the real property described on Exhibit "A" hereto, commonly known as 24301 SOUTHLAND DRIVE, SUITE 300, HAYWARD, CALIFORNIA 94545 (the "Real Property" or the "Premises") in connection with the Lender entering into a Loan and Security Agreement and other agreements related thereto (hereinafter collectively referred to as the "Agreements") with INTEK INFORMATION, INC. (jointly and severally "Borrower"), which Agreements, among other things, were given by Borrower to Lender for the purpose of securing the repayment of all obligations and the performance of all duties now or hereafter owing by Borrower to Lender, of every kind and description (collectively the "Obligations"). This Waiver does not amend any of the terms of the Agreements and reference is made to the Agreements for further information as to their terms.

     Pursuant to the Agreements, Lender has loaned or may hereafter loan monies to Borrower secured by, among other collateral, Borrower's now-owned and hereafter acquired goods, merchandise, inventory, equipment, furniture, furnishings, fixtures, trade fixtures, machinery and tools, together with all additions, substitutions, replacements, and improvements to the same (hereinafter referred to as "Goods"), which Goods are or are to be located on and may be affixed to the Premises or improvements thereon.

     Owner agrees as follows:

     1. Goods Remain Personal Property. The Goods shall at all times be and remain personal property, and the Goods shall not be deemed a fixture or part of the Real Property. Owner disclaims any interest in the Goods and will not assert any statutory or possessory lien against any of the Goods.

     2. Notice of Default. Owner will send to Lender, at its address above, a copy of any written notice Owner sends.to Borrower of a default by Borrower in the lease obligations of Borrower to Owner, at the same time as it sends such notice to Borrower, and Owner will allow Lender, at Lender's option, thirty (30) days from Lender's receipt of such notice in which to cure or request Borrower to cure such default or to take possession of the Premises in accordance with paragraph 3 below.

     3. License to Lender. Owner grants Lender a license, as set forth below, to enter into possession of the Premises to do any or all of the following with respect to the Goods: assemble them, have them appraised, display them, sever them, remove them, maintain them, prepare them for sale or lease, repair them, lease them, and transfer and/or sell them at one or more public auctions or private sales. Lender shall have the foregoing rights for a period of up to ninety (90) days (at Lender's discretion), following Lender obtaining possession of the Premises either by Borrower or Owner placing Lender in possession of the Premises or abandonment of the Premises by Borrower to Lender or otherwise, but in no event shall Lender be under any obligation to take-possession of the Premises. Any extensions of the foregoing period shall be with the written consent of Owner. Lender shall repair, at its cost, any damage. to the Premises caused by the Lender or its agents. Owner further grants Lender a license to enter the Premises at any time to inspect the Goods.

     4. Rent Payable By Lender. If the rent payable from the Borrower to the Owner has not been paid for a period during which Lender is in actual physical possession of the Premises pursuant to Paragraph 3 above, then Owner may condition Lender's right to take or keep possession of the Premises upon Lender agreeing, in writing, to pay such rent which was payable by Owner (prorated on a daily basis) for the actual number of days Lender is in physical possession of the Premises, up to 90 days (or such longer period as may be agreed to in writing between Owner and Lender). In the event Lender is only in possession of a portion of the Premises, the rent payable by Lender shall be prorated based on the proportion that the portion of the Premises occupied by the Lender bears to the total Premises. No agreement by Lender to pay such rent shall be bindin- on Lender unless set forth in a written agreement signed by Lender.


     5. General. This Waiver and Consent shall continue until such time as all of the Obligations have been paid and performed in full. This Waiver and Consent shall be governed and controlled by, and interpreted under, the laws of the State of California and shall inure to the benefit of, and be binding upon, the successors, heirs and assigns of Owner and Lender.

DATED: ________________, 2000

                                             "Owner":

                                                SOUTHLAND OFFICE ASSOCIATES, LLC

                                                By_____________________________

INTEK INFORMATION, INC.                         Title__________________________



By____________________________________

      Managing Director
Title ________________________________

[Add Legal Description]

STATE OF____________________________ )
                                     ) ss.
COUNTY OF___________________________ )


     On ___________________________, 200__, before me,__________________________

_____________________________________________, Notary Public, personally appeared personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     Witness my hand and official seal.


                   ________________________________________

                                    (Seal)

RECORDING REQUESTED BY
AND WHEN RECORDED, MAIL TO:

Michael Mergenthaler, Esq.
Levy, Small & Lallas
815 Moraga Drive
Los Angeles, California 90049
-------------------------------------------------------------------------------
-
                              LANDLORD AGREEMENT

     THIS LANDLORD AGREEMENT is made by M & S CALIFORNIA FUND, LLP ("Owner") whose address is ___________________ in favor of SILICON VALLEY BANK ("Lender") with an address at 3003 Tasman Drive, Santa Clara, California 95054, and affects the real property described on Exhibit "A" hereto, commonly known as 1455 FRAZEE ROAD, SUITE 220, SAN DIEGO, CALIFORNIA 92108 (the "Real Property" or the "Premises") in connection with the Lender entering into a Loan and Security Agreement and other agreements related thereto (hereinafter collectively referred to as the "Agreements") with INTEK INFORMATION, INC. (jointly and severally "Borrower"), which Agreements, among other things, were given by Borrower to Lender for the purpose of securing the repayment of all obligations and the performance of all duties now or hereafter owing by Borrower to Lender, of every kind and description (collectively the "Obligations"). This Waiver does not amend any of the terms of the Agreements and reference is made to the Agreements for further information as to their terms.

     Pursuant to the Agreements, Lender has loaned or may hereafter loan monies to Borrower secured by, among other collateral, Borrower's now-owned and hereafter acquired goods, merchandise, inventory, equipment, furniture, furnishings, fixtures, trade fixtures, machinery and tools, together with all additions, substitutions, replacements, and improvements to the same (hereinafter referred to as "Goods"), which Goods are or are to be located on and may be affixed to the Premises or improvements thereon.

     Owner agrees as follows:

     1. Goods Remain Personal Property. The Goods shall at all times be and remain personal property, and the Goods shall not be deemed a fixture or part of the Real Property. Owner disclaims any interest in the Goods and will not assert any statutory or possessory lien against any of the Goods.

     2. Notice of Default. Owner will send to Lender, at its address above, a copy of any written notice Owner sends to Borrower of a default by Borrower in the lease obligations of Borrower to Owner, at the same time as it sends such notice to Borrower, and Owner will allow Lender, at Lender's option, thirty (30) days from Lender's receipt of such notice in which to cure or request Borrower to cure such default or to take possession of the Premises in accordance with paragraph 3 below.

     3. License to Lender. Owner grants Lender a license, as set forth below, to enter into possession of the Premises to do any or all of the following with respect to the Goods: assemble them, have them appraised, display them, sever them, remove them, maintain them, prepare them for sale or lease, repair them, lease them, and transfer and/or sell them at one or more public auctions or private sales. Lender shall have the foregoing rights for a period of up to ninety (90) days (at Lender's discretion), following Lender obtaining 0 possession of the Premises either by Borrower or Owner placing Lender in possession of the Premises or abandonment of the Premises by Borrower to Lender or otherwise, but in no event shall Lender be under any obligation to take possession of the Premises. Any extensions of the foregoing period shall be with the written consent of Owner. Lender shall repair, at its cost, any damage to the Premises caused by the Lender or its agents. Owner further grants Lender a license to enter the Premises at any time to inspect the Goods.

     4. Rent Payable By Lender. If the rent payable from the Borrower to the Owner has not been paid for a period during which Lender is in actual physical possession of the Premises pursuant to Paragraph 3 above, then Owner may condition Lender's right to take or keep possession of the Premises upon Lender agreeing, in writing, to pay such rent which was payable by Owner (prorated on a daily basis) for the actual number of days Lender is in physical possession of the Premises, up to 90 days (or such longer period as may be agreed to in writing between Owner and Lender). In the event Lender is only in possession of a portion of the Premises, the rent payable by Lender shall be prorated based on the proportion that the portion of the Premises occupied by the Lender bears to the total Premises. No agreement by Lender to pay such rent shall be binding- on Lender unless set forth in a written agreement signed by Lender.

     5. General. This Waiver and Consent shall continue until such time as all of the Obligations have been paid and performed in full. This Waiver and Consent shall be governed and controlled by, and interpreted under, the laws of the State of California and shall inure to the benefit of, and be binding upon, the successors, heirs and assigns of Owner And Lender.

DATED:______________, 1999

                                                "Owner":

                                                    M & S CALIFORNIA FUND, LLP


                                                    By__________________________

INTEK INFORMATION, INC.                             Title_______________________


By______________________________

Title  Managing Director
     ___________________________


[Add Legal Description]

STATE OF______________________ )
                               ) ss.
COUNTY OF_____________________ )


On________________________________ , 200_, before me, _________________________

_____________________________________________Notary Public, personally appeared

_________________________________________________________________________ ,

personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same. in, his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     Witness my hand and official seal.

                       ________________________________

                                   (Seal)

Silicon Valley Bank

                          NOTICE OF SECURITY INTEREST

                                 June 2, 1999

Certified Mail, Return Receipt Requested

Key Bank of Colorado
5950 Willow Drive
Englewood, Colorado 80111

     Re: INTEK INFORMATION, INC.

Ladies and Gentlemen:

     Notice is hereby given that your above-named customer has granted a security interest in all of its present and future deposit accounts maintained with your institution, general and special, and of every other kind, to Silicon Valley Bank, 3003 Tasman Drive, Santa Clara, California 95054.

     Please contact the undersigned at 408-654-1070, if you have any questions about this matter.


                                        Sincerely yours,

                                        Silicon Valley Bank


                                        By______________________________________

                                        Title___________________________________



INTEK INFORMA110N. TNC.

By:_____________________________________

      Managing Director
Title __________________________________

Silicon Valley Bank

                          NOTICE OF SECURITY INTEREST

                                 June 2, 1999

Certified Mail, Return Receipt Requested

Wells Farm Bank
4495 lst Street
Livermore, CA 94550

     Re: INTEK INFORMATION, INC.

Ladies and Gentlemen:

     Notice is hereby given that your above-named customer has granted a security interest in all of its present and future deposit accounts maintained with your institution, general and special, and of every other kind, to Silicon Valley Bank, 3003 Tasman Drive, Santa Clara, California 95054.

      Please contact the undersigned at 408-654-1070, if you have any questions about this matter.


                                        Sincerely yours,

                                        Silicon Valley Bank


                                        By _____________________________________

                                        Title___________________________________




INTEK INFORMAIION, INC.


By
   ___________________________________

Title    Managing Director
     ________________________________

                                      -1-